November 14, 2000

Albemarle Investment Trust (the "Trust")
Supplement to the Statement of Additional Information ("SAI") Dated January 1, 2000

Effective October 9, 2000, the address for the Trust, and the Trust's Secretary, Treasurer and Assistant Vice President will be 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. After this date please disregard the addresses printed in the SAI.